Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 29, 2013

among

PINNACLE FOODS FINANCE LLC,

as the Borrower,

PEAK FINANCE HOLDINGS LLC,

as Holdings,

THE GUARANTORS PARTY HERETO,

BARCLAYS BANK PLC,

as Administrative Agent, Swing Line Lender and L/C Issuer,

BANK OF AMERICA, N.A.,

as L/C Issuer

and,

THE OTHER LENDERS PARTY HERETO

BARCLAYS BANK PLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE SECURITIES (USA) LLC, GOLDMAN SACHS BANK USA, MORGAN STANLEY SENIOR FUNDING, INC., UBS SECURITIES LLC AND MACQUARIE CAPITAL (USA) INC.

as Joint Lead Arrangers and Joint Bookrunners

and

BANK OF AMERICA, N.A., CREDIT SUISSE SECURITIES (USA) LLC, GOLDMAN SACHS BANK USA, MORGAN STANLEY SENIOR FUNDING, INC., UBS SECURITIES LLC AND MACQUARIE CAPITAL (USA) INC.

as Co-Documentation Agents

This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of April 29, 2013 and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower”), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), each of the Revolving Credit Lenders (immediately after the Refinancing Effective Date (as defined below) and immediately prior to the Amendment Effective Date (as defined below)), the Tranche G Term Lenders (as defined below), the Required Lenders (immediately after the Refinancing Effective Date and immediately prior to the Amendment Effective Date), the Swing Line Lender (immediately after the Refinancing Effective Date and immediately prior to the Amendment Effective Date), the L/C Issuer (immediately after the Refinancing Effective Date and immediately prior to the Amendment Effective Date) and, for purposes of Sections IV and V hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain Amended and Restated Credit Agreement, dated as of April 17, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, the Collateral Agent and the other Agents and parties named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower has requested to establish a new tranche of term loans (the “Tranche G Term Loan Facility”) pursuant to and subject to the conditions of Section 2.17 of the Credit Agreement and Section I of this Amendment, which Tranche G Term Loan Facility shall consist of term loans (the “Tranche G Term Loans”) in an aggregate principal amount equal to $1,630,000,000 and which Tranche G Term Loans shall be on the terms set forth in the Amended and Restated Credit Agreement (as defined below);

WHEREAS, on the Refinancing Effective Date, the proceeds of the Tranche G Term Loans will be used to repay all outstanding Term Loans of the Borrower under the Credit Agreement immediately prior to the Refinancing Effective Date (the “Refinancing”);

WHEREAS, the Borrower has requested to make certain amendments to the Credit Agreement immediately after the Refinancing Effective Date, including but not limited to modifications to the pricing and maturity date of the Revolving Credit Facility, in each case, as more specifically set forth in the Amended and Restated Credit Agreement;

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Revolving Credit Lenders, the Swing Line Lender, the L/C Issuer and the Lenders constituting the Required Lenders (immediately after the Refinancing Effective Date and immediately prior to the Amendment Effective Date) have agreed to amend certain provisions of the Credit Agreement as provided for herein in the form of a Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”); and

WHEREAS, each party that executes and delivers a signature page to this Amendment, including the signature page of each Person consenting to be a Tranche G Term Lender in accordance with the provisions of Section I of this Amendment, will be deemed upon the Amendment Effective Date to have agreed to the terms of this Amendment and the Amended and Restated Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	TRANCHE G TERM LOANS

Tranche G Term Loans.

A. The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, to be referred to in the Amended and Restated Credit Agreement as “Tranche G Term Loans”, in a total aggregate principal amount of $1,630,000,000 from the lenders providing such loans (the “Tranche G Term Lenders”) pursuant to and on the terms set forth in Section 2.17 of the Credit Agreement and herein, (ii) prior to the Refinancing Effective Date, the Borrower will deliver to the Administrative Agent a timely Committed Loan Notice with respect to the Tranche G Term Loan Borrowing and (iii) on the Refinancing Effective Date, the Borrower will borrow (and hereby requests funding of) the full amount of Tranche G Term Loans from the Tranche G Term Lenders. Amounts paid or prepaid in respect of Tranche G Term Loans may not be reborrowed.

B. The Tranche G Term Lenders agree that effective on and at all times after the Refinancing Effective Date, the Tranche G Term Lenders will be bound by all obligations of a Lender under the Credit Agreement (immediately prior to the Amendment Effective Date) and the Amended and Restated Credit Agreement (from and immediately after the Amendment Effective Date) in respect of its Tranche G Term Loans. No Tranche G Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender.

C. On the Refinancing Effective Date, the Borrower shall apply the aggregate proceeds of the Tranche G Term Loans to prepay in full all outstanding Term Loans of the Borrower under the Credit Agreement immediately prior to the Refinancing Effective Date. The exchange of existing Term Loans with Tranche G Term Loans and the repayment of existing Term Loans (other than exchanged Term Loans) with the proceeds of the Tranche G Term Loans contemplated hereby collectively constitute a voluntary prepayment of the existing Term Loans by the Borrower pursuant to Section 2.05(a) of the Credit Agreement.

SECTION II.	AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

The parties hereto agree that immediately after the Refinancing Effective Date, the Credit Agreement shall be amended such that on the Amendment Effective Date, the terms set forth in the Amended and Restated Credit Agreement attached hereto as Exhibit A shall replace the terms of the Credit Agreement in its entirety.

SECTION III.	CONDITIONS TO EFFECTIVENESS

3.1 Refinancing Effective Date. The funding of and the effectiveness of the Tranche G Term Loans as set forth in Section I above is subject to the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Refinancing Effective Date”):

A. Execution. The Administrative Agent shall have (i) executed this Amendment and (ii) received a counterpart signature page of this Amendment duly executed by (a) each of the Loan Parties and (b) each Tranche G Term Lender.

B. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Tranche G Term Loans executed by the Borrower.

C. Notice of Prepayment. The Borrower shall have delivered a fully executed notice of prepayment of all of the Term Loans outstanding immediately prior to the Refinancing Effective Date in accordance with Section 2.05(a) of the Credit Agreement at or before the time required under the Credit Agreement in order to allow a prepayment of such Term Loans on the Refinancing Effective Date.

D. Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Simpson, Thacher & Bartlett LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Credit Agreement (immediately after the Refinancing Effective Date), dated as of the Refinancing Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

E. No Default or Event of Default. No event has occurred and is continuing or will result from the Refinancing that would constitute a Default or an Event of Default.

F. Representations and Warranties. Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects (both before and after giving effect to the Refinancing); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

G. Patriot Act. The Administrative Agent shall have received at least three Business Days prior to the Refinancing Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent at least 5 Business Days in advance of the Refinancing Effective Date.

H. Flood Determinations. The Administrative Agent shall have received with respect to each Mortgaged Property a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto).

I. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Refinancing Effective Date (including any upfront fee on the Tranche G Term Loan Facility, which may take the form of original issue discount, and any amounts payable under Section 3.05 of the Credit Agreement), including, to the extent invoiced at least one Business Day prior to the Refinancing Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent, incurred in connection with this Amendment).

J. Parent Guaranty and Security Agreements. The Administrative Agent shall have received the following, each properly executed by a Responsible Officer of the Parent and in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) the Parent Guaranty (as defined in the Amended and Restated Credit Agreement);

(ii) the Parent Security Agreement (as defined in the Amended and Restated Credit Agreement), together with:

(A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; and

(B) evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent.

K. Other Documents. The Administrative Agent and the Lenders shall have received customary corporate documents (including resolutions, and good standing certificates) and certificates (including officer’s and secretary’s certificates and a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries) each in form and substance reasonably satisfactory to the Administrative Agent.

3.2 Amendment Effective Date. The amendment and restatement of the Credit Agreement shall become effective only upon the satisfaction of (i) all of the conditions precedent specified above in Section 3.1 and (ii) the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) the Required Lenders (as defined under the Credit Agreement immediately after the Refinancing Effective Date), (ii) each of the Revolving Credit Lenders, (iii) each Swing Line Lender and (iv) each L/C Issuer.

B. No Default or Event of Default. No event has occurred and is continuing or will result from this Amendment that would constitute a Default or an Event of Default.

C. Representations and Warranties. Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects (both before and after giving effect to this Amendment); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

D. Redemption Notice. The Borrower shall have issued a notice of redemption to holders of all of the 8.25% Senior Notes in accordance with the terms and conditions of the 8.25% Senior Notes Indenture.

E. Refinancing. The Refinancing shall have occurred.

F. Other Conditions. Each of the other conditions precedent described in Section 3.1 of this Amendment that are satisfied as of the Refinancing Effective Date shall also be deemed by the Lenders to be satisfied as of the Amendment Effective Date; provided that those conditions contained in Section 3.1 that specifically mention the Refinancing Effective Date shall be deemed satisfied as of the Amendment Effective Date.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce the Tranche G Term Lenders to extend credit to the Borrower in the form of Tranche G Term Loans and to induce the Administrative Agent, the Required Lenders (as defined immediately after the Refinancing Effective Date), the Revolving Credit Lenders, the Swing Line Lender and the L/C Issuer to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the parties hereto that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and under the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of each Loan Party party hereto.

C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party party hereto of this Amendment and the Amended and

Restated Credit Agreement and the other Loan Documents to which it is a party do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Amended and Restated Credit Agreement), or require any payment (other than the payments required by Sections 3.1(I) and 3.2(D)) to be made under (a) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (b) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(a), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

D. Governmental Consents. No material action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by, or enforcement against, each Loan Party party hereto of this Amendment and the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended and Restated Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.

F. Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Refinancing Effective Date and the representations and warranties contained in Article V of the Amended and Restated Credit Agreement will be true and correct in all material respects on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

G. Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION V.	ACKNOWLEDGMENT AND CONSENT

As of the Refinancing Effective Date and the Amendment Effective Date, each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and the Amended and Restated Credit Agreement and consents to the amendment and amendment and restatement of the Credit Agreement effected pursuant to this Amendment, including any increase or decrease in Commitments from the Credit Agreement (and any new Commitments by any additional Lenders) and acknowledges and agrees that the Lenders (including both existing Lenders and additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. As of the Refinancing Effective Date and the Amendment Effective Date, the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).

As of the Refinancing Effective Date and the Amendment Effective Date, the Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Amended and Restated Credit Agreement.

As of the Refinancing Effective Date and the Amendment Effective Date, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment, the Amended and Restated Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended and Restated Credit Agreement.

SECTION VI.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement.

(ii) Except as specifically amended by this Amendment, the Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment and the Amended and Restated Credit Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Credit Agreement (except for the payment of all Term Loans outstanding immediately prior to the Refinancing Effective Date under the Credit Agreement pursuant to and in accordance with Section 3.1(C) which term loans are being refinanced with the new Tranche G Term Loans).

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Integration, Governing Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Amended and Restated Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in the Amended and Restated Credit Agreement.

D. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.

E. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. Post-Effective Requirements.

(a) Within 60 days after the Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i) Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.

(ii) In connection with any Mortgage Amendment delivered pursuant to clause (i) above, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, each in form and substance reasonably satisfactory to Administrative Agent.

(iii) Legal opinions relating to the amendments to the Mortgages described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(iv) Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

(b) On or before May 10, 2013, the Borrower shall have redeemed all of the 8.25% Senior Notes in accordance with the terms and conditions of the notice of redemption delivered pursuant to Section 3.2(D).

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

Second Amendment to Amended and Restated Credit Agreement

GUARANTORS:	PINNACLE FOODS INC.

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

PEAK FINANCE HOLDINGS LLC

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

PINNACLE FOODS FINANCE CORP.

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

PINNACLE FOODS GROUP LLC

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

PINNACLE FOODS INTERNATIONAL CORP.

	By:	/s/ Kelley Maggs
		Name:	Kelley Maggs
		Title:	Executive Vice President

Second Amendment to Amended and Restated Credit Agreement

BIRDS EYE FOODS, INC.

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

AVIAN HOLDINGS LLC

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

BIRDS EYE FOODS LLC

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

KENNEDY ENDEAVORS, INCORPORATED

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

SEASONAL EMPLOYERS, INC.

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

BEMSA HOLDING, INC.

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

Second Amendment to Amended and Restated Credit Agreement

GLK HOLDINGS, INC.

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

GLK, LLC

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

ROCHESTER HOLDCO LLC

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

PINNACLE FOODS FORT MADISON LLC

By:	/s/ Kelley Maggs
	Name:	Kelley Maggs
	Title:	Executive Vice President

Second Amendment to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent, Tranche G Term
Lender, Revolving Credit Lender, Swing Line Lender and L/C Issuer

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as L/C Issuer

By:	/s/ Gregory Roetting
	Name:	Gregory Roetting
	Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement

REVOLVING CREDIT LENDER SIGNATURE PAGE FOR THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

By its execution and delivery of this signature page, the Revolving Credit Lender named below hereby consents to the Amendment.

Name of Revolving Credit Lender:

Bank of America, N.A.

By:	/s/ Gregory Roetting

	Name:	Gregory Roetting

	Title:	Vice President

For any Revolving Credit Lender requiring a second signature block:

By:

Name:

Title:

Lender Notice Address:

Attn:
Telephone:
Facsimile:

Second Amendment to Amended and Restated Credit Agreement

Exhibit A

Amended & Restated Credit Agreement